American Century Variable Portfolios, Inc.

                   Supplement to VP Income & Growth Prospectus

                        Supplement dated November 4, 1997
                     to Prospectus dated September 15, 1997

The disclosure set forth below replaces the heading and the first paragraph under the current heading "Interest Rate Futures Contracts and Options Thereon" found on page 6 of the VP Income & Growth prospectus.

FUTURES CONTRACTS AND OPTIONS THEREON

     The fund may buy or sell futures contracts relating to groups of securities or indices and write or buy put and call options relating to such futures contracts.

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                              American Century(sm)

               P.O. Box 419385 o Kansas City, Missouri 64141-6385
                          Person-to-person assistance:
                         1-800-345-3533 or 816-531-5575

                            www.americancentury.com

SH-SPL-10471